Exhibit 99.1

Clarivate Announces Expiration of its Private Exchange Offers for Two Series of Notes

LONDON, UK – August 16, 2021 – Clarivate Plc (NYSE: CLVT) (the “Company” or “Clarivate”), a global leader in providing trusted information and insights to accelerate the pace of innovation, announced the expiration of two separate private offers to exchange (the “Exchange Offers”), by Clarivate Science Holdings Corporation, its indirect wholly owned subsidiary (“CSHC”), any and all of the outstanding notes listed in the table below (collectively, the “Old Notes”) for two new series of CSHC’s senior notes (collectively, the “New Notes”). The Old Notes, which contain a provision requiring Clarivate to redeem such notes if its previously announced acquisition of ProQuest has not been consummated on or before November 8, 2021, are being exchanged for New Notes which extend such end date to April 29, 2022, among other changes, on the terms and subject to the conditions set forth in the Offering Memorandum dated August 9, 2021 (the “Offering Memorandum” and, together with the eligibility letter and the notice of guaranteed delivery, the “Exchange Offer Documents”).

The Exchange Offers expired at 5:00 p.m., New York City time, on August 13, 2021 (the “Expiration Date”). The “Settlement Date” will be promptly following the Expiration Date and is expected to be August 19, 2021. The table below provides the aggregate principal amount of each series of Old Notes validly tendered and not validly withdrawn at or prior to the Expiration Date, which CSHC expects to accept on the Settlement Date in connection with the Exchange Offers.

		CUSIP / ISIN No.
Title of Series of Old Notes to be Exchanged	Principal Amount Outstanding	Rule 144A	Regulation S	Principal Amount Tendered and Expected to be Accepted for Exchange(1)(2)
3.875% Senior Secured Notes due 2028	$ 1,000,000,000	18064PAA7 / US18064PAA75	U1800QAA7 / USU1800QAA77	$920,897,000
4.875% Senior Notes due 2029	$ 1,000,000,000	18064PAB5 / US18064PAB58	U1800QAB5 / USU1800QAB50	$920,349,000
(1) Reflects the aggregate principal amount of each series of Old Notes that have been validly tendered and not validly withdrawn as of the Expiration Date, based on information provided by the exchange agent to CSHC.
(2) The principal amounts tendered and expected to be accepted for exchange, as reflected in the table above, do not include any amounts of Old Notes that may be validly tendered pursuant to guaranteed delivery procedures and accepted for exchange pursuant to the Exchange Offers.

In accordance with the terms of the Exchange Offers, CSHC expects to accept, on the Settlement Date, all of the Old Notes validly tendered and not validly withdrawn. Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Eligible Holders (as defined below) who (i) validly tendered and who did not validly withdraw Old Notes at or prior to the Expiration Date or (ii) delivered a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the Expiration Date and who tender their Old Notes at or prior to 5:00 p.m., New York City time, on August 17, 2021 pursuant to guaranteed delivery procedures, and whose Old Notes are accepted for exchange by CSHC, will receive $1,000 principal amount of the applicable series of New Notes for every $1,000 principal amount of Old Notes tendered, constituting the applicable Total Consideration specified in the table above. Eligible Holders were required to tender the applicable minimum denominations in order to receive the applicable Total Consideration.

Upon the terms and subject to the conditions set forth in the Offering Memorandum, on the Settlement Date, CSHC expects to deliver an aggregate principal amount of (i) $920,897,000 of its newly-issued 3.875% Senior Secured Notes due 2028 and (ii) $920,349,000 of its newly-issued 4.875% Senior Notes due 2029, in each case for the respective series of Old Notes validly tendered and accepted by CSHC.

CSHC will not receive any cash proceeds from the Exchange Offers. The actual aggregate principal amounts of New Notes that will be issued on the Settlement Date are subject to change based on deliveries under the guaranteed delivery procedures and the final validation of tenders.

CSHC will deliver New Notes in exchange for Old Notes accepted for exchange in the Exchange Offers on the Settlement Date. No accrued but unpaid interest will be paid on the Old Notes in connection with the Exchange Offers. However, interest on each New Note will accrue from the original issue date of the tendered Old Note.

As previously announced, CSHC intends to redeem any Old Notes not exchanged in the Exchange Offers in accordance with the terms of the Old Notes, at a redemption price equal to 100% of the principal amount of such Old Notes, plus accrued but unpaid interest to, but excluding, the date of such special mandatory redemption. This announcement shall not constitute a notice of redemption of the Old Notes of either series, or a written notification in respect of such matters; any redemption of the Old Notes of either series will be made only in accordance with the indenture governing the applicable series of Old Notes.

Each Exchange Offer is subject to certain customary conditions, including that we will not be obligated to consummate the Exchange Offers upon the occurrence of an event or events or the likely occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to us of the Exchange Offers. Subject to applicable law, Clarivate reserves the right, in its sole discretion, to waive any of the conditions of any of the Exchange Offers, in whole or in part, and may terminate the Exchange Offer at any time.

The Exchange Offers were not registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offers were only made, the New Notes were only offered and will only be issued, and copies of the Offering Memorandum were only made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in an offshore transaction outside the United States, in reliance upon Regulation S under the Securities Act and not a “Disqualified Non-U.S. Holder,” as defined in the Offering Memorandum. The term “Eligible Holders” refers to holders of Old Notes who certified to CSHC that they were eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions.

Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility letter were authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers were made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

Global Bondholder Services Corporation is acting as the exchange agent and information agent for the Old Notes in the Exchange Offers. Documents relating to the Exchange Offers were only distributed to holders of Old Notes who certified that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: https://gbsc-usa.com/eligibility/clarivate.

About Clarivate

Clarivate is a global leader in providing solutions to accelerate the lifecycle of innovation. Our bold mission is to help customers solve some of the world’s most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of science and intellectual property. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; our expectations around our ability to consummate our pending acquisition of ProQuest, which is subject to customary closing conditions including receipt of approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; any actions we may take in connection with financing the ProQuest acquisition, including actions in respect of the Old Notes; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficiently liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, as amended, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact:
Tabita Seagrave, Head of Global Corporate Communications
tabita.seagrave@clarivate.com

Investor Relations Contact:
Mark Donohue, Head of Global Investor Relations
mark.donohue@clarivate.com
215-243-2202